                                                                      EXHIBIT 32

      CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:

(1) The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2006 (the "Form 10-K/A") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

(2) The information contained in the Form 10-K/A fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-K/A.

/s/ Craig W. Best
----------------------
Craig W. Best
President and CEO
December 18, 2007

      CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:

(1) The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2006 (the "Form 10-K/A") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

(2) The information contained in the Form 10-K/A fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-K/A.

/s/ Patrick Scanlon
------------------------
Patrick Scanlon
Controller
December 18, 2007